Exhibit 99.1

IAS to be Acquired by Novacap for $1.9 Billion to Further Support Its Strategic Goals

IAS Shareholders to Receive $10.30 Per Share in Cash

Transaction Will Foster Future Growth of IAS’s Leading

Global Media Measurement and Optimization Platform

NEW YORK, Sept. 24, 2025 – Integral Ad Science (Nasdaq: IAS), a leading global media measurement and optimization platform, today announced it entered into a definitive agreement to be acquired by Novacap, a leading North American private equity firm, in an all-cash transaction that values IAS at approximately $1.9 billion and positions IAS for further growth as it continues investing in AI-first technology.

Under the terms of the agreement, Novacap will acquire all of the outstanding shares of IAS for $10.30 per share in cash. This represents a premium of approximately 22% to IAS’s closing share price on September 23, 2025, the last full trading day prior to the transaction announcement.

“Today’s announcement is an exciting milestone for IAS. As a private company with the support of Novacap, we will have access to new resources to achieve our strategic goals and further build upon the differentiated value we bring our customers as we advance our mission to be the global benchmark for trust and transparency in digital media quality,” said Lisa Utzschneider, CEO of IAS. “I’m proud of the strong momentum we’ve built for our company, the strength of our AI-powered measurement and optimization platform, and the outstanding work of our employees.”

“We have long admired IAS as an innovator and leader in its industry, with a stellar leadership team, and robust AI-first platform for Fortune 500 brands and publishers,” said Samuel Nasso, Partner at Novacap. “We look forward to partnering closely with IAS to accelerate its pace of innovation to deliver even more powerful advertising solutions for customers around the world.”

“IAS has established itself as the global benchmark for trust and transparency in digital media quality,” said Michael Fosnaugh, Senior Managing Director and Co-Head of Vista Equity Partners’ Flagship Fund, and Chairman of IAS’ Board of Directors. “Through our partnership, IAS expanded its AI-powered platform, deepened customer relationships and scaled into a true category leader. We’re excited for Lisa and her team as they continue that journey with Novacap.”

As part of the transaction, current shareholder Vista will conclude its investment upon close.

Transaction Details

The transaction, which has been unanimously approved by the IAS Board of Directors, is expected to close before the end of 2025, subject to customary closing conditions, including receipt of required regulatory approvals.

IAS shareholders holding a majority of the outstanding shares of IAS common stock have approved the transaction by written consent. No other shareholder approval is required. Upon completion of the transaction, IAS will become a privately held company and IAS common stock will no longer be listed on any public market.

Following the close of the transaction, IAS will continue to operate under the IAS name and brand.

The transaction is not subject to any financing condition.

Advisors

Jefferies LLC is serving as the exclusive financial advisor to IAS, and Kirkland & Ellis LLP is serving as legal advisor.

Evercore is serving as financial advisor to Novacap, and Willkie Farr & Gallagher LLP is serving as legal advisor.

About Integral Ad Science

Integral Ad Science (IAS) is a leading global media measurement and optimization platform that delivers the industry’s most actionable data to drive superior results for the world’s largest advertisers, publishers, and media platforms. IAS’s software provides comprehensive and enriched data that ensures ads are seen by real people in safe and suitable environments, while improving return on ad spend for advertisers and yield for publishers. Our mission is to be the global benchmark for trust and transparency in digital media quality. For more information, visit integralads.com.

About Novacap

Novacap is a leading North American private equity investor and one of Canada’s most experienced private equity firms. Founded in 1981 to partner with visionary entrepreneurs, Novacap focuses on middle market and lower-middle market companies in four core sectors: Technologies, Digital Infrastructure, Industries and Financial Services. Novacap combines deep sector specific expertise and strategic and operational excellence to partner with entrepreneurs and management teams. Since its inception, the firm has made primary and add-on investments in more than 250 companies. With over US $10 billion in assets under management and a presence across offices in Montreal, Toronto, and New York, Novacap accelerates value creation through strategic growth initiatives and a strong focus on execution. For more information, please visit www.novacapcorp.com.

About Vista Equity Partners

Vista is a global technology investor that specializes in enterprise software. Vista’s private market strategies seek to deliver differentiated returns through a proprietary and systematic approach to value creation developed and refined over the course of 25 years and 600+ transactions. Today, Vista manages a diversified portfolio of software companies that provide mission-critical solutions to millions of customers around the world. As of March 31, 2025, Vista had more than $100 billion in assets under management. Further information is available at vistaequitypartners.com. Follow Vista on LinkedIn, @Vista Equity Partners, and on X, @Vista_Equity.

Forward-Looking Statements

This press release contains, and IAS’s other filings, press releases and statements made in connection herewith may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, in each case, as amended, including statements regarding the benefits of the proposed acquisition of IAS and the associated integration plans, expected synergies and capital expenditure commitments, anticipated future operating performance and results of IAS, the expected management and governance of IAS following the acquisition, expected timing of the closing of the proposed transaction and other transactions contemplated by the merger agreement governing the proposed transaction (the “Merger Agreement”), and any other statements regarding IAS’s future expectations, beliefs, plans, objectives, financial condition, assumptions or future events or performance that are not historical facts. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “aim,” “anticipate,” “believe,” “can,” “could,” “seek,” “should,” “feel,” “expect,” “will,” “would,” “plan,” “project,” “intend,” “estimate,” “continue,” “may,” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect IAS’s business and the price of IAS’s common stock, (ii) the timing to consummate the proposed transaction, or the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement, (iii) the failure to satisfy the conditions to the consummation of the proposed transaction, and the other transactions contemplated thereby, (iv) the risk that a governmental or regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated, (v) the effect of the announcement or pendency of the proposed transaction on IAS’s business relationships, operating results and business generally, (vi) certain restrictions during the pendency of the proposed transaction that may impact IAS’s ability to pursue certain business opportunities or strategic transactions, (vii) risks that the proposed transaction disrupts current plans and operations, (viii) risks related to diverting management’s attention from IAS’s ongoing business operations, (ix) the outcome of any legal proceedings that may be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto, (x) IAS’s ability to retain, hire and integrate skilled personnel, including IAS’s senior management team, and maintain relationships with key business partners and customers, and others with whom it does business, in light of the proposed transaction, (xi) unexpected costs, charges or expenses resulting from the proposed transaction, (xii) the impact of adverse general and industry-specific economic and market conditions, (xiii) risks related to IAS’s financial position and results of operations, (xiv) risks that the benefits of the proposed transaction are not realized when and as expected, (xv) the impact of inflation and global conflicts, including ongoing trade disputes between the United States and other countries, and (xvi) other factors described under the heading “Risk Factors” in IAS’s Annual Report on Form 10-K for the year ended December 31, 2024, IAS’s subsequent Quarterly Reports on Form 10-Q, and in other reports and filings made or to be made by IAS with the U.S. Securities and Exchange Commission (the “SEC”). IAS cautions you that the important factors referenced above may not contain all of the factors that are important to you. In addition, IAS cannot assure you that IAS will realize the results or developments expected or anticipated or, even if substantially realized, that they will result in the consequences or affect IAS or IAS’s operations in the way IAS expects. The forward-looking statements included in this press release are made only as of the date hereof. Except as required by applicable law or regulation, IAS does not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication is being made in respect of the proposed transaction involving IAS and Novacap. IAS will prepare an information statement for its stockholders, containing the information with respect to the proposed merger specified in Schedule 14C promulgated under the Securities Exchange Act of 1934, as amended, and describing the proposed transaction. When completed, a definitive information statement will be mailed to IAS’s stockholders. This press release is not a substitute for the information statement, or any other document, that IAS may file with the SEC or send to its stockholders in connection with the proposed transaction.

IAS STOCKHOLDERS ARE URGED TO CAREFULLY READ THE INFORMATION STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

IAS’s stockholders may obtain free copies of the documents IAS files with the SEC from the SEC’s website at www.sec.gov or through the Investor Relations page of IAS’s website at https://investors.integralads.com or by contacting IAS’s Investor Relations by email at ir@integralads.com.

NO OFFER OR SOLICITATION

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this press release, and this press release is neither an offer to purchase nor a solicitation of an offer to sell securities.

Contacts

Integral Ad Science

Investor Contact:

Jonathan Schaffer

ir@integralads.com

Media Contact:

Tricia Mifsud

press@integralads.com

Novacap

Renata Kappaun

Senior advisor, Communications

(514) 234 4152

rkappaun@novacap.ca

Vista Equity Partners

Brian W. Steel

212-804-9170

media@vistaequitypartners.com